United States
                             Securities And Exchange Commission
                                  Washington, DC  20549
                                        Form 8-K

                                       Current Report
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   August 17, 2007

                                                MFB Corp.


                         (Exact Name of Registrant as Specified in Its Charter)

                          Indiana            0-23374             35-1907258




(State or Other Jurisdiction of Incorporation)
(Commission File Number)
(IRS Employer Identification No.)

                                      4100 Edison Lakes Parkway, Suite 300,
                                        P.O. Box 528, Mishawaka, Indiana  46546


                         (Address of Principal Executive Offices)     (Zip Code)

                                              (574) 277-4200


                          (Registrant's Telephone Number, Including Area Code)


                  (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2. Other Events - Asset Quality

MFB Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on August 17, 2007 announcing the Registrant's Asset Quality. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.


Item 8.01 Other Events.

  (d)  Exhibits

       Exhibit No.                                                 Description
        99.1                              Press Release issued August 17, 2007





                               Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 17, 2007                                           MFB Corp.

                                                     By:   /s/ Charles J. Viater
                                                              Charles J. Viater,
                                                              President and CEO